U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 20, 2005

                         American Petroleum Group, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

            000-49950                               98-0232018
       ---------------------              --------------------------------
       (Commission File No.)              (IRS Employer Identification No.)

                              1400 N. Gannon Drive
                                    2nd Floor
                            Hoffman Estates, IL 60194
                                 (847) 805-0125
              (Address and telephone number of principal executive
                         offices and place of business)

                         American Capital Alliance, Inc.
                         -------------------------------
          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 3 -- Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

We issued 75,000 shares of common stock, and 150,000 shares of Series A preferred stock, to Eliot Cole, Esq. as part of his compensation for accepting the position of a Director on January 2005.

We issued 500,000 shares of common stock, and 1,000,000 shares of Series A preferred stock, to Ronald Shapss as part of his compensation for accepting the position of Chairman of the Board of Directors, on February 15, 2005.

We issued shares in relation to the Highgate House Funds, Ltd. Convertible Debenture and the Standby Equity Distribution Agreement with Cornell Capital Partners LP, as follows:


      Highgate House Funds, Ltd.         3,100,000 for collateral
      Highgate House Funds, Ltd.         50,000 for compensation
      Cornell Partners, LP               735,000 as compensation
      Newbridge Securities Corporation   15,000 for compensation as
                                         Placement Agent for the SEDA Agreement

We issued 683,000 shares from the exercise of the options granted to Holders of certain promissory Notes issued by the Company. These creditors were entitled to purchase one shares (1) at a purchase price of one cent ($0.01) for each dollar lent to the company.

The use of the proceeds from the Highgate House Funds, Ltd., transaction was for general working capital, and to fund the Oilmatic Acquisition.

The use of proceeds from the exercise of the option shares is for general working capital of the Company.

Section 5 -- Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective April 19, 2005, the following Directors resigned from the Board of Directors and/or Principal Officers of the registrant.

         George L. Riggs, III       Director

The Directors' or Principal Officers' resigning have stated in their resignation letter that his resignation does in any way imply or infer that there is any dispute or disagreement relating to the Company's operations, policies or practices.

Each resigning Director has been provided a copy of his disclosure, no less that the day the Registrant is filing the disclosure with the Commission. Each Director will be given an opportunity to furnish the Registrant a letter or response, that he agrees with the statements made by the Registrant in this
Section 5.02, and if not, stating the respects in which he does not agree.


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Section 7 -- Regulation FD

Item 7.01 Regulation FD Disclosure.

On December 3, 2004, the Registrant entered into a Letter of Intent, dated December 1, 2004, with Oilmatic Systems LLC of East Orange, New Jersey, whereby the Registrant would purchase Oilmatic Systems LLC and/or Oilmatic International, Inc., for shares of common stock of the Registrant.

Effective May 20, 2005, Management no longer felt that the mutual goals of both parties were attainable and therefore the transaction with Oilmatic was cancelled between the Parties.

Section 9 -- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits

Exhibit 17.    Letter of Resignation of George L. Riggs, III

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2005

                                        American Petroleum Group, Inc.

                                        By: James W. Zimbler
                                           -------------------------------------
                                           James W. Zimbler, President


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